Exhibit 99.1

Micrel, Inc. Reaffirms Its Commitment to Shareholder Value Creation

San Jose, CA, March 24, 2008 — Micrel, Inc. (“Company”) (Nasdaq:MCRL) today issued the following statement regarding, among other matters, the SEC filing on March 20, 2008 by Obrem Capital Management (“OCM”) that demanded, amongst other actions, the pursuit of a process that could lead to the sale of the Company:

The Micrel Board of Directors (the “Board”) and management team are committed to enhancing shareholder value. As OCM acknowledges, Micrel has established the foundation for future success by securing key competitive strengths including a leading reputation in the industry, strong technology platform, valuable manufacturing competency and attractive customer base. The Board and management also have overseen an active share repurchase program under which the Company has repurchased over 10% of its outstanding common shares since the beginning of 2007 alone. Furthermore, to provide a more direct return to Micrel shareholders, the Board initiated a quarterly dividend payment in April 2007. While the Board recognizes that industry challenges and market volatility have resulted in recent stock price declines, the Board feels strongly that this solid foundation, combined with continued financial and operational improvement initiatives, as well as capital structure discipline, will drive returns and maximize long-term shareholder value.

“Micrel’s strategy of targeting diversified, growing end markets with a broad portfolio of high performance products has produced a resilient business model that generates consistent profitability and strong cash flows,” stated Ray Zinn, Chairman of the Board, President and CEO of Micrel. “Micrel has been profitable on a GAAP basis in 28 years of its 29 year existence, while growing annual revenues in 24 of those years. Although recent market conditions have resulted in a reduced valuation of Micrel’s shares along with most other semiconductor companies, I believe our investment in best-in-class new products should result in continued profitable growth in future years.” Mr. Zinn owns 11.2 million shares, or approximately 15.6% of Micrel’s outstanding shares.

“Since Micrel was established in 1978, the Company’s objective has been to create an enduring enterprise that creates shareholder value over the long-term,” stated Warren Muller, a founder of Micrel and an owner of 10.1 million shares, or 14.1% of outstanding Micrel shares. “I have full confidence in the Board and management team to continue to execute its strategy to drive profitable growth, and consequently, increase shareholder value.”

Consistent with its fiduciary duties to the Company and its shareholders, the Board reviews the financial and strategic position of the Company on an ongoing basis. The Company has been working with its financial and legal advisors to provide additional assistance to the Board in studying the capital structure, financial and strategic issues faced by the Company. There is no assurance that any action will be taken as a result of this review.

In connection with this evaluation, the Board has adopted a limited duration Shareholder Rights Plan (the “Rights Plan”). The Rights Plan is designed to ensure that all of the Company’s shareholders receive fair and equal treatment in the event of any unsolicited takeover of the Company and to protect shareholders from partial tender offers, open market accumulations and other abusive or coercive tactics to gain control of the Company without offering an adequate price to all shareholders. The Rights Plan is not intended to prevent a takeover, but rather to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors prior to attempting a takeover. The Rights Plan is intended to enable all of the Company’s shareholders to realize the long-term value of their investment in the Company.

As a result of the Board’s adoption of the Rights Plan, one preferred stock purchase right will be distributed as a dividend on each common share held of record as of the close of business on April 15, 2008 (a “Right”). Each Right, if and when it becomes exercisable, entitles the holder to buy one one-thousandth of a share of a new series of participating preferred stock for $36.00.

Initially the rights will be represented by the Company’s Common Stock certificates and will not be exercisable. If any person or group becomes the beneficial owner of 15% or more of Micrel’s Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) at any time after the March 24, 2008 date of adoption of the Rights Plan (with certain limited exceptions) or if any additional such securities are acquired in the case or a person or group that owned 15% or more of such securities as of the date of adoption of the Rights Plan (an “Acquiring Person”), then each Right not owned by such Acquiring Person will entitle its holder to purchase, at the Right’s then-current exercise price, shares of Common Stock having a market value of twice the Right’s then-current exercise price. In addition, if, after any person has become an Acquiring Person, the Company is involved in a merger or other business combination transaction with another person, each Right will entitle its holder (other than such Acquiring Person) to purchase, at the Right’s then-current exercise price, common shares of the acquiring company having a value of twice the Right’s then-current exercise price.

The Company may redeem the Rights at a price of $.01 per Right at any time prior to the date on which any person has become an Acquiring Person. The Rights Plan will continue in effect until the close of business March 24, 2009, unless earlier redeemed or terminated by Micrel, as provided in the Rights Plan.

About Micrel, Inc .

Micrel Inc., is a leading global manufacturer of IC solutions for the worldwide analog, Ethernet and high bandwidth markets. The Company’s products include advanced mixed-signal, analog and power semiconductors; high performance communication, clock management, Ethernet switch and physical layer transceiver ICs. Company customers include leading manufacturers of enterprise, consumer, industrial, mobile, telecommunications, automotive, and computer products. Corporation headquarters and state-of-the-art wafer fabrication facilities are located in San Jose, California with regional sales and support offices and advanced technology design centers situated throughout the Americas, Europe and Asia. In addition, the Company maintains an extensive network of distributors and reps worldwide. Web: http://www.micrel.com. Nothing contained herein is intended to be part of a proxy solicitation, and none of the statements above should be deemed to be, in whole or in part, solicitation material. The Company intends to file a proxy statement with the Securities and Exchange Commission in connection with its 2008 Annual Meeting, which will be mailed to shareholders along with a white proxy card.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the following topics: our beliefs regarding our strategy and key competitive strengths, our ability to drive returns and increase and maximize shareholder value, our ability to generate profitability and cash flows, and our expectations regarding future financial results, including revenues and profitable growth. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: softness in demand for our products; customer decisions to cancel, reschedule, or delay orders for our products; the effect that lead times and channel inventories have on the demand for our products; economic or financial difficulties experienced by our customers; the effect of business conditions in the computer, telecommunications and industrial markets; the impact of any previous or future acquisitions; changes in demand for networking or high bandwidth communications products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company’s financial statements; the global economic situation; the ability of the Company’s vendors and subcontractors to supply or manufacture the Company’s products in a timely manner; the timely and successful development and market acceptance of new products and upgrades to existing products; softness in the economy and the U.S. stock markets as a whole; fluctuations in the market price of Micrel’s common stock and other market conditions; the difficulty of predicting our future cash needs; the nature of other investment opportunities available to the Company from time to time; Micrel’s operating cash flow and other factors disclosed in Micrel’s periodic reports filed with the SEC. For further discussion of these risks and uncertainties, we refer you to the documents the Company files with the SEC from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The Company disclaims any duty to update the forward looking information contained in this release.